Subsequent Events	12 Months Ended
Dec. 31, 2025
EBP 100
EBP, Subsequent Event [Line Items]
Subsequent Events	Subsequent Events
In October 2025, the Company announced its intention to separate the Company’s Orthopedics business. The Company is targeting completion of the planned separation in 18 to 24 months after initial announcement. The Company is exploring multiple paths to effect the planned separation, with no decision at this time. The planned separation may not be completed on the terms or timeline currently contemplated, if at all, and may not achieve the expected results. The impacts of this decision is not yet known, but are being closely monitored through 2026.

The Plan has assessed subsequent events through the date that the financial statements were available to be issued and has determined that no other items require disclosure.